Exhibit 10.19

SEVENTH AMENDMENT TO THE
RAIL LINE EASEMENT AGREEMENT

THIS SEVENTH AMENDMENT TO THE RAIL LINE EASEMENT AGREEMENT (the “Seventh Amendment”) is made by and among the CITY OF ORLANDO, a municipal corporation created by and existing under the laws of the State of Florida, whose address is P.O. Box 4990, 400 S. Orange Avenue, Orlando, Florida 32802-4990 (the “City”) and THE GREATER ORLANDO AVIATION AUTHORITY, a public and governmental body created as an agency of the City, existing under and by virtue of the laws of the State of Florida, whose mailing address is One Jeff Fuqua Boulevard, Orlando, Florida 32827-4399 (the “Authority “), and BRIGHTLINE TRAINS LLC F/K/A ALL ABOARD FLORIDA - OPERATIONS LLC, a Delaware limited liability company authorized to conduct business in Florida, whose mailing address is 2855 LeJeune Road , 4th Floor, Coral Gables, Florida, 33134 (” Rail Company”).

W I T N E S S E T H :

WHEREAS, the Parties entered into that certain Rail Line Easement Agreement dated of January 22, 2014, as amended by that certain First Amendment to the Rail Line Easement Agreement dated October 3, 2014, that certain Second Amendment to the Rail Line Easement Agreement dated October 26, 2015, that certain Third Amendment to the Rail Line Easement Agreement dated December 21, 2015, that certain Fourth Amendment to the Rail Line Easement Agreement dated January 27, 2017, that certain Fifth Amendment to the Rail Line Easement Agreement dated December 28, 2017 and that certain Sixth Amendment to the Rail Line Easement Agreement dated June 11, 2018 (collectively, the “Easement Agreement’’), which governs the parties rights and obligations related to the development of an inter-city rail project at the Orlando International Airport, that certain Premises Lease and Use Agreement with an effective date of January 22, 2014, as amended by that certain First Amendment to the Premises Lease and Use Agreement dated September 25, 2014, that certain Second Amendment to the Premises Lease and Use Agreement dated January 26, 2016, that certain Third Amendment to the Premises Lease and Use Agreement dated January 30, 2017 and that certain Fourth Amendment to the Premises Lease and Use Agreement dated December 28, 2017 (collectively, the “ Lease Agreement”), which governs the parties’ rights and obligations related to the development of the Rail Station Building and the Rail Company Premises and that certain Vehicle Maintenance Facility Ground Lease Agreement dated January 22, 2014, as amended by that certain First Amendment to the Vehicle Maintenance Facility Ground Lease Agreement dated October 28, 2015 and that Second Amendment to the Vehicle Maintenance Facility Ground Lease Agreement dated December 23, 2015 (collectively the “VMF Agreement” ) (the Easement Agreement, Lease Agreement and VMF Agreement shall be collectively referred to as the “ Escrow Agreements”); and

WHEREAS, the Parties entered into that certain Escrow Extension Agreement with an effective date of December 23, 2015, as amended by that certain First Amendment to Escrow Extension Agreement dated January 30, 2017, that Second Amendment to Escrow Extension Agreement dated December 18, 2017, that Third Amendment to Escrow Extension Agreement dated June 11, 2018 and that Fourth Amendment to Escrow Extension Agreement dated June 11, 2018 (collectively, the “Escrow Extension Agreement”); and

City Council Meeting: 1-14-19
Item: K-6 Documentary: 190114K06

WHEREAS, the Original Escrow Extension Agreement, as amended by the First Amendment to Escrow Extension Agreement and the Second Amendment to Escrow Extension Agreement is hereinafter referred to as the Escrow Extension Agreement; and

WHEREAS, the parties desire to amend the Agreement to extend the Escrow Term (as defined in the Agreement).

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged, the parties hereto covenant and agree as follows:

1. Recitals. The foregoing recitals are true and correct and are hereby incorporated as covenants and agreements and are made a part hereof.

2. Definitions. Capitalized terms shall have the meaning ascribed to them in the Amended Agreement.

3. Paragraph 6: Closing Procedures. The first two sentences of Paragraph 6(b) of the Agreement are hereby deleted in their entirety and replaced with the following:

(b) The conditions to be satisfied in order to release the escrow documents are set forth in Exhibit “11” hereto (the “Escrow Conditions”). Closing Agent shall hold all Escrow Documents in escrow from the date hereof until the earlier of the following dates (the ‘‘Escrow Term”): (i) the satisfaction or waiver (any such waiver to be in the sole discretion of the waiving party) of the Escrow Conditions or (ii) June 30, 2019, as such date may be extended pursuant to the terms hereof or as may be amended by the parties in writing (the “Escrow Termination Date”). In return for the above extension, the Rail Company shall fund the Aviation Authority Owner’s Authorized Representative (“OAR”) team in an amount equal to $3,770,156.00 (“OAR Funding”). Rail Company shall pay the OAR Funding to the Aviation Authority on the following payment schedule:

i.	Payment 1 in the amount of $942,539.00 shall be paid prior satisfying the Escrow Conditions;

ii.	Payment 2 in the amount of $942,539.00 shall be paid on the one-year anniversary of the date Rail Company satisfied the Escrow Conditions;

iii.	Payment 3 in the amount of $942,539.00 shall be paid on the two-year anniversary of the date Rail Company satisfied the Escrow Conditions.

iv.	Payment 4 in the amount of $942,539.00 shall be paid on the three-year anniversary of the date Rail Company satisfied the Escrow Conditions.

4. Exhibit “B” and Exhibit “C”. Exhibit “B” of the Easement Agreement, entitled “Rail Line Easement Property” is hereby deleted in its entirety and replaced with Exhibit “B’’, attached hereto. All references to the Rail Line Easement Property contained in the Easement Agreement shall hereto forward be interpreted as referring to the real property described on Exhibit “B”, hereto, as if appearing in the original. Exhibit “C” of the Easement Agreement, entitled “Rail Line Slope Easement Property” is hereby deleted in its entirety and replaced with Exhibit “C”, attached hereto. All references to the Rail Line Slope Easement Property contained in the Easement Agreement shall hereto forward be interpreted as referring to the real property described on Exhibit “C”, hereto, as if appearing in the original.

5. Modification. Except as expressly amended and supplemented in the Amended Agreement and in this Seventh Amendment all other terms of the Amended Agreement shall remain in full force and effect as originally executed.

[THIS SPACE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have each caused this Seventh Amendment to be executed by its authorized representative on the date so indicated below.

“GOAA” GREATER ORLANDO AVIATION AUTHORITY
ATTEST:
	BY:	/s/ Phillip N. Brown
/s/ Dayci S. Burnette-Snyder		Phillip N. Brown. A.A.E., Chief Executive Officer
Dayci S. Burnette-Snyder, Assistant Secretary
Date: 12/18, 2018

Two WITNESSES:	APPROVED AS TO FORM AND LEGALITY this 14th day of December, 2018, for the use and reliance by the GREATER ORLANDO AVIATION AUTHORITY, only.

/s/ Larissa Bou-Vazquez
Printed Name: Larissa Bou-Vazquez

Marchena and Graham, P.A., Counsel.
/s/ Anna M. Farner
Printed Name: Anna M. Farner	BY:	/s/ Marchena and Graham, P.A.
Marchena and Graham, P.A.

STATE OF FLORIDA
COUNTY OF ORANGE

Before me, the undersigned authority, duly authorized under the laws of the State of Florida to take acknowledgments, this day personally appeared Phillip Brown and Dayci S. Burnette-Snyder respectively Chief Executive Officer and Deputy Director of the Greater Orlando Aviation Authority, who are personally known to me to be the individuals and officers described in and who executed the foregoing instrument on behalf of said Greater Orlando Aviation Authority, and severally acknowledged the execution thereof to be their free act and deed as such officers and that they were duly authorized so to do.

In witness whereof, I have hereunto set my hand and official seal at Orlando, in the county of Orange, State of Florida, this 18 day of December, 2018.

/s/ Alba L. Bueno
My commission expires: July 19, 2019	Notary Public

BRIGHTLINE TRAINS LLC F/K/A ALL ABOARD FLORIDA – OPERATIONS LLC

ATTEST:	By:	/s/ Kolleen Cobb

Printed Name:	Printed Name:	Kolleen Cobb

Title:	Title:	Vice President

Date: December 10[t]h, 2018

TWO WITNESSES:

/s/ Brianna Hernandez
Printed Name:	Brianna Hernandez

/s/ Mariela Santos
Printed Name:	Mariela Santos

STATE OF FLORIDA	)
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 10th day of December, 2018 by Kolleen Cobb, as Vice President of Brightline Trains LLC f/k/a All Aboard Florida – Operations, a Delaware limited liability company, on behalf on the limited liability company. He/She is personally known to me or produced a valid driver’s license as identification.

/s/ Brianna Hernandez
Notary Public
Print name:	Brianna Hernandez

My commission expires:

CITY OF ORLANDO, FLORIDA, a Florida municipal corporation

ATTEST:
BY:	/s/ Denise Aldridge	By:	/s/ Regina I. Hill
Printed Name:	Denise Aldridge	Printed Name:	Regina I. Hill
Title:	CITY CLERK	Title:	MAYOR PRO TEM

[Official Seal]		Date: JANUARY 14, 2019

TWO WITNESSES:		APPROVED AS TO FORM AND LEGALITY FOR THE USE AND RELIANCE OF THE CITY OF ORLANDO, ONLY, THIS 4 DAY OF JAN, 2019.

/s/ Alexis Walker
Printed Name:	Alexis Walker

/s/ Denise Holdridge		By:	/s/ Ray Pope
Printed Name:	DENISE HOLDRIDGE	Title:
		Printed Name:	Ray Pope

City Council Meeting: 1-14-19
Item: K-6 Documentary: 190114K06